© Atkore Fourth Quarter and Full Year 2023 Earnings Presentation and Business Update November 17, 2023

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Today’s Discussion 1. FY 2023 Results & FY 2024 Outlook 2. Business Update & Strategic Growth Opportunities 3. Updated Capital Deployment Model & Long-Term Outlook

4© Atkore FY 2023 Year in Review Delivered strong financial results well ahead of initial FY 2023 outlook Achieved product vitality in the high single digits as a percentage of FY 2023 Net Sales Repurchased over $490 million in stock with over $300 million remaining in authorization Maintained strong balance sheet with Total Debt Leverage Ratio < 1x Awarded multiple employer certifications; ranked #13 in Fortune Best Workplaces in Manufacturing & ProductionTM 2023 Received various ESG, product, service and marketing awards & recognition

Solid Results in Q4 and Full Year 2023

Q4 2023

Net Sales
$M


-15%
502
477
924
1,029
870
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023

Net Income
$M


-36%
46
54
203
221
141
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023

Adjusted EBITDA[1]
$M


-29%
89
98
293
325
232
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023

Diluted EPS
$/share


-30%
0.94
1.11
4.26
5.18
3.63
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023

Adjusted Diluted EPS[1]
$/share


-24%
1.01
1.18
4.39
5.52
4.21
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023

FY 2023


-10%
1,917
1,765
2,928
3,914
3,519
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023


-24%
139
152
588
913
690
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023


-22%
324
327
898
1,342
1,042
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023


-15%
2.83
3.10
12.19
20.30
17.27
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023


-10%
3.62
3.78
12.98
21.55
19.40
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023

© Atkore

1. See non-GAAP reconciliation in appendix.

5

6© Atkore Consolidated Atkore Bridges 1. See non-GAAP reconciliation in appendix. 2. “Other” may include items such as F/X, productivity, investments, interest and tax rate. Adjusted EBITDA Bridge1Net Sales Bridge Adjusted Diluted EPS Bridge1 $19 $174 $10 $15 2022 Volume / Mix Price M&A Solar Credit $1 Other2 2023 $1,029M $870M $1 $174 $92 $15 $3 2022 Volume / Mix Price Cost Changes $0 M&A Solar Credit Other2 2023 $325M $232M $5.52 $4.21 $1.55 $0.02 $0.28 $0.37 $0.17 2022 Quarterly Results M&A Solar Credit Share Count Other2 2023 $21.55 $19.40 $5.29 $0.29 $0.42 $2.17 $0.26 2022 Fiscal Year Results M&A Solar Credit Share Count Other2 2023 $125 $647 $169 $30 $12 2022 Volume / Mix Price M&A Solar Credit Other2 2023 $3,914M $3,519M $4 $647 $391 $34 $30 $52 2022 Volume / Mix Price Cost Changes M&A Solar Credit Other2 2023 $1,342M $1,042M Q4 2023 FY 2023

7© Atkore Segment Bridges $23 $133 $10 $1 2022 Volume/Mix Price M&A F/X / Other 2023 $795M $650M Q4 Net Sales Bridge $42 $40 $1 $17 2022 Volume/Mix Price M&A F/X / Other / Solar Credit 2023 $234M $220M Q4 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q4 2023 Q4 2022 Y/Y Change Net Sales $649.8 $795.2 (18.3%) Adjusted EBITDA $237.6 $308.8 (23.1%) Adjusted EBITDA Margin 36.6% 38.8% (220 bps) ($’s in millions) Q4 2023 Q4 2022 Y/Y Change Net Sales $220.2 $233.9 (5.8%) Adjusted EBITDA $15.1 $36.4 (58.4%) Adjusted EBITDA Margin 6.9% 15.6% (870 bps) Includes ~$15M of negative solar credit impact and over $5M related to start-up costs at our new Indiana facility

Key Product Area Trends & Review

Atkore

FY 2023 Net Sales by Key Product Area[1]		Volume/Mix % Compared to FY 2022	Est. FY 2024 Volume/Mix % Compared to FY 2023	Product Area Review & Key Comments
Plastic Pipe, Conduit & Fittings	37%	- MSD%	+ MSD% to + HSD%	▲ Moderate year-over-year comparisons for PVC related products after channel inventory destocking in 1H 2023; solid growth expectations in FY 2024 ▲ Demand for HDPE telecom related products is challenged as the industry awaits rollout of government stimulus funding for broadband access
Metal Framing, Cable Management & Construction Services	20%	+ DD%	+ HSD%	▲ Growth led by mega-projects in the U.S. and internationally
Metal Electrical Conduit & Fittings	18%	+ HSD%	+ LSD% to + MSD%	▲ Moderating growth after select out-performance in FY 2023
Electrical Cable & Flexible Conduit	14%	- LSD%	+ LSD%	▲ Excluding retail, solid volume trends in FY 2023 and projecting stronger growth in FY 2024
Mechanical Tube & Other	11%	+ DD%	+ DD%	▲ Expecting very strong volume performance with solar-related products on pace to nearly double
	$3.5B	+ 3.2%	+ LDD%	

© Atkore

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

8

Initial FY 2024 Outlook

Initial FY 2024 Outlook underpinned by anticipated low double digit percentage volume growth in FY 2024 driven by projected growth across all key product areas

Outlook Summary

Outlook Items for Consolidated Atkore	Q1 2024 Outlook	FY 2024 Outlook	FY 2024 Comments & Perspective
Net Sales	\$750M – \$800M	\$3.50B – \$3.65B	• Selling, General & Administrative expense as well as Depreciation & Amortization to be slightly higher in FY 2024 vs. FY 2023 • FY 2024 Outlook may vary materially due to changes in assumptions, or economic/market conditions
Adjusted EBITDA[1]	\$200M – \$210M	\$900M – \$950M	
Adjusted Diluted EPS[1]	\$3.50 – \$3.70	\$16.00 – \$17.00	
Interest Expense		~\$38M – \$42M	
Tax Rate		~24% – 26%	
Capital Expenditures		~\$200M	
Share Repurchases		≥\$200M	
Diluted Shares Outstanding[2]		37M – 38M	

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook.

9

Key Bridging Assumptions FY 2024 vs. FY 2023

We expect continued normalization of average selling prices in key product lines such as PVC electrical conduit, and expect a portion of the pricing outperformance in FY 2022 to continue to normalize in FY 2024 vs. FY 2023

Assumptions Summary – FY 2024 vs. FY 2023

	Net Sales	Adjusted EBITDA[1]
Volume Growth	LDD%	25% – 30% Incremental Margin
Price vs. Cost	Down $275M – $325M	Down $225M – $275M
FY 2023 Solar Credit	Plus $30M	Plus $30M
FY 2024 Solar Credit	Down $80M – $100M	Plus $20M – $40M
Investment / FX / Other	Down ~$10M	Down $40M – $60M

Adjusted EBITDA Margins[2]



FY 2023 Adjusted EBITDA Margin
30%
32%
31%
29%
27%
~25% to 26%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
FY 2024 Outlook[1]

- Exiting FY 2023 at lower margin levels vs. start of the year largely driven by continued pricing normalization for PVC related products
- FY 2024 expected margin levels include approximately $175M of price vs. cost headwind that has already occurred in FY 2023 and will be realized across the full year in FY 2024

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. See non-GAAP reconciliation in appendix.

10

Structurally Improved Our Business Since IPO

Annual Net Sales & Adjusted EBITDA, $M



Net Sales
Adj. EBITDA[1,2]
$1,504M
$1,835M
$1,917M
$1,765M
$2,928M
$3,914M
$3,519M
$3.5B - $3.65B
$228M
$272M
$324M
$327M
$898M
$1,342M
$1,042M
$900M – $950M
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024 Outlook
Adjusted EBITDA Margin[1] %
15.1%
14.8%
16.9%
18.5%
30.7%
34.3%
29.6%
~25% to 26%

Key Discussion Items

- We have structurally improved, diversified and elevated the profitability of the business over the past 7+ years
- Estimated $400M of sustainable pricing improvements achieved between FY 2017 to FY 2022 holding as expected
- For the ~$585M in pricing outperformance identified between FY 2017 to FY 2022, realized ~$250M in Adjusted EBITDA declines in FY 2023 vs. FY 2022 with a similar level of ~$250M in declines expected in FY 2024 vs. FY 2023.
- Anticipate long-term Adjusted EBITDA Margin in the range of ~25% +/- 150-200 bps; margin range variability based on product mix as well as raw material input cost changes year to year

© Atkore

1. See non-GAAP reconciliation in appendix for full year 2017 to 2023 actual results.
2. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

11

12© Atkore Business Update & Strategic Growth Opportunities

13© Atkore Atkore: a Compelling Investment Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth Differentiated & Diversified Product Portfolio Diverse catalog of must-stock products for electrical distributors including electrical conduit, cable and other electrical support system items Strong Secular Tailwinds Our products and solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders

14© Atkore Cash Flow from Operating Activities $M FY 2023 Cash Flow Bridge $M Strong Financial Profile Supports Future Growth Total Debt to Adjusted EBITDA1 Debt Maturity Profile $M 3.3 2.6 2.5 0.8 0.6 0.7 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 -2.6x $325 $373 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes $146 $210 $249 $573 $787 $808 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 +453% Cash flow from Operating Activities as % of Net Income $808 $219 $83 $491 $16 FY 2022 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures M&A Stock Repurchases Net Other Uses of Cash / F/X FY 2023 YE Cash Balance $389M $388M 1. See non-GAAP reconciliation in appendix. 117%86%97%164%107% 151%

15© Atkore Our Products Are All Around You HDPE Conduit Wire Basket Cable Tray & Fittings Telescoping Sign Support System Cable Tray, Ladder & Fittings Steel Conduit & Fittings PVC and Metal Trunking Electrical Prefabrication Flexible & Liquid Tight Electrical Conduit Industrial Flexible Electrical Conduit Roller Tube for Conveyor PVC and Fiberglass Electrical Conduit & Fittings Metal Framing & Fittings (Including Seismic) Perimeter Security Solutions Security Bollards Armored Cable Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum

16© Atkore FY 2023 Net Sales, $3.5B Over 90% of Atkore is “Electrical Infrastructure” 16% 8% Safety & Infrastructure – “Electrical Support” Safety & Infrastructure – All Other 76%Electrical Significant Portion of S&I is “Electrical Support” Key Product Categories Include: Metal FramingCable Tray North America Prefabricated Devices Construction Services Solar Support Sub-Station Protection & Security

17© Atkore Exposed to Strong Electrical MegaTrends MegaTrends supported by long-term federal programs with incentives to drive demand across Atkore’s five key product areas Plastic Pipe, Conduit & Fittings Metal Electrical Conduit & Fittings Metal Framing, Cable Management & Construction Services Electrical Cable & Flexible Conduit Mechanical Tube Renewable Energy Build America, Buy America | Inflation Reduction Act Grid Hardening Build America, Buy America | Infrastructure Investment and Jobs Act Digital Infrastructure BEADs Act | Build America, Buy America | CHIPS and Science Act | Infrastructure Investment and Jobs Act Electrification of Everything Build America, Buy America | Infrastructure Investment and Jobs Act

18© Atkore Ramping Indiana facility Driving growth in FY 2024 Building out Texas and Georgia sites Expect benefits in FY 2025 & beyond Short-term channel & demand issues Anticipate growth rebound in FY 2025 Solar Related Torque Tube Capacity Regional Service Centers HDPE Power & Telecommunications Conduits of Growth: Category Expansion Initiatives Status update & timing of financial benefits related to key category expansion initiatives

19© Atkore Welcome to Hobart! Progress Updates New Hobart, Indiana Facility Products manufactured at this site include select metal conduit products and solar torque tubes with potential capabilities for other product lines New in-line galvanized production line has been operational since the end of Q3 after a challenging start-up process Solar torque tube shipments expected to accelerate as new equipment slowly ramps in FY 2024 and improves production throughput Adding further equipment and capabilities to support other categories & customers in FY 2025

20© Atkore Regional Service Centers Atkore Regional Service Centers Investing in new Regional Service Centers (RSC) in Texas & Georgia that are projected to help drive growth in FY 2025, and enhance our ability to service and support growing parts of the country

21© Atkore Acquisitions are operating cohesively as a “One Atkore” network to service customers across the United States Applications include broadband & telecom, power utility & renewable energy, oil & gas distribution, water and transportation HDPE-related products expected to be a strong future growth driver given the secular tailwinds behind the products and our execution of the Atkore Business System Demand recovery projected in FY 2025 as major telecom companies and other end users work through excess levels of inventory and the industry awaits rollout of the government stimulus funding related to the BEAD (Broadband Equity Access and Deployment) Program Key Highlights HDPE Power & Communications Integration Status Acquired December 2021 HDPE pipe and conduit company in Allendale, South Carolina with approximately 30 employees Complete Acquired June 2022 HPDE pipe and conduit manufacturing company with approximately 160 employees Complete Acquired August 2022 HPDE pipe and conduit company based in Oregon with approximately 30 employees Complete Acquired August 2022 HPDE/PVC recycling company based in Oregon with approximately 80 employees Complete Acquired November 2022 HPDE conduit manufacturer in Lovelady, Texas with approximately 55 employees Complete Estimate we’ve achieved #2 market position for HDPE conduit for power & communications with opportunity to grow

22© Atkore Updated Capital Deployment Model & Long- Term Outlook

23© Atkore 23 Atkore’s Board of Directors Adds Quarterly Dividend Program to Company’s Capital Deployment Model Strong past performance and future outlook: Decision supported by strong, sustained performance over a multi-year period and confidence in the future as FY 2023 concludes Balanced capital deployment: Quarterly dividend payments to be added to capital deployment model while maintaining share repurchase program to allow for continued flexibility New quarterly dividend program : Anticipate first quarterly cash distribution in the range of $0.30 to $0.35 per share to be considered, declared and paid in calendar Q1 2024 following the Company’s fiscal Q1 2024 earnings announcement FY 2024 Capital Deployment Update

Updated Capital Deployment Model

Atkore

Balanced Capital Deployment Model Focused on Growth & Returns to Stockholders

Updated Capital Deployment Model

Target Cash Flow from Operating Activities to be approximately 100% of Net Income Averaged Over a 3-Year Period

Maintain Total Debt to normalized Adj. EBITDA ratio at ~2x or below; willing to go above for select strategic opportunities

Priority Uses for Capital

	Status Update
Capital Investments	~$200M in expected capital expenditures in FY 2024; includes further investment in both our Conduits of Growth and our digital capabilities
Dividends	Board adds new quarterly dividend program: Anticipate first quarterly cash distribution to be considered, declared, and paid in calendar Q1 2024 following the Company's fiscal Q1 2024 earnings announcement
Stock Repurchases	Over $990M in stock repurchases completed since November 2021; ~$309M remaining in authorization
M&A	Disciplined approach: Expect M&A to be focused on growing portfolio or expanding presence in select areas and categories

© Atkore

1. Plan announced in November 2021.

24

Investing In Our Future

FY 2023 Capital Expenditures


Routine
~30%
$219M
~5%
Digital
~65%
Conduits of Growth

FY 2024 & Future Planning

- Plan to further grow new Indiana facility with capabilities to support global mega projects
- Continue to invest and grow service capabilities with strategically located warehousing operations
- Expect continued investment in Texas in FY 2024 for both HDPE and non-conduit PVC related products
- Expect elevated digital investments in FY 2024 & FY 2025 vs. FY 2023
- Expect "Routine" capital expenditures to be similar to depreciation over time

© Atkore
25

Strategy On Track to Deliver Future Performance

We expect our Conduits of Growth and Capital Deployment Model to help drive future performance

Illustrative Adjusted Diluted EPS[1,2] Bridge, $/share



$1.65
$2.78
$3.62
$3.78
$12.98
$21.55
$19.40
$16 - $17
>$18
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024 Outlook
Potential Future Pricing Normalization
Base Business Volume Growth and Price vs. Cost Improvements Across Various Categories
Conduits of Growth + Capital Deployment
Investments, Interest Expense & Other
FY 2025 Goal

Select Examples of "What's Changed" vs. November 2022?

Positive	Negative
• FY 2023 results • Progressing capital projects • Benefits related to the Inflation Reduction Act • On-shoring and expansion of mega-projects	• Higher interest & mortgage rates • Telecom industry delays for HDPE products • Continued shortage of qualified labor • Additional geopolitical conflicts

© Atkore

1. See appendix for reconciliation for the full year 2017 to 2023 actual results.
2. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

26

27© Atkore Key Takeaways Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth Differentiated & Diversified Product Portfolio Diverse catalog of must-stock products for electrical distributors including electrical conduit, cable and other electrical support system items Strong Secular Tailwinds Our products and solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders

28© Atkore Appendix

29© Atkore Q4 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales. ($’s in millions) Q4 2023 Q4 2022 Y/Y Change Y/Y % Change Net Sales $869.9 $1,029.0 ($159.1) (15.5%) Operating Income $189.4 $296.8 ($107.4) (36.2%) Net Income $140.9 $220.8 ($79.9) (36.2%) Adjusted EBITDA1 $232.0 $325.1 ($93.1) (28.6%) Adjusted EBITDA Margin2 26.7% 31.6% (490 bps) - Tax Rate 21.9% 23.2% (130 bps) - Net Income per Share (Diluted) $3.63 $5.18 ($1.55) (29.9%) Adjusted Diluted EPS1 $4.21 $5.52 ($1.31) (23.7%)

30© Atkore FY 2023 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales. ($’s in millions) FY 2023 FY 2022 Y/Y Change Y/Y % Change Net Sales $3,518.8 $3,913.9 ($395.2) (10.1%) Operating Income $893.5 $1,233.8 ($340.3) (27.6%) Net Income $689.9 $913.4 ($223.5) (24.5%) Adjusted EBITDA1 $1,042.1 $1,341.8 ($299.7) (22.3%) Adjusted EBITDA Margin2 29.6% 34.3% (470 bps) - Tax Rate 18.9% 24.1% (520 bps) - Net Income per Share (Diluted) $17.27 $20.30 ($3.03) (14.9%) Adjusted Diluted EPS1 $19.40 $21.55 ($2.15) (10.0%)

31© Atkore Segment Information Three Months Ended September 30, 2023 September 30, 2022 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 649,787 $ 237,577 36.6% $ 795,220 $ 308,783 38.8 % Safety & Infrastructure 220,239 15,139 6.9% 233,884 36,371 15.6 % Eliminations (137) (118) Consolidated operations $ 869,889 $ 1,028,986

32© Atkore Segment Information Fiscal Year Ended September 30, 2023 September 30, 2022 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 2,675,074 $ 1,004,853 37.6% $ 3,013,755 $ 1,273,410 42.3 % Safety & Infrastructure 844,158 103,231 12.2% 900,588 138,390 15.4 % Eliminations (471) (394) Consolidated operations $ 3,518,761 $ 3,913,949

33© Atkore Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Consolidated Atkore Inc. Three Months Ended Fiscal Year Ended (in thousands, except per share data) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net income $ 140,925 $ 220,802 $ 689,899 $ 913,434 Stock-based compensation 3,001 3,065 21,101 17,245 Intangible asset amortization 15,027 10,622 57,804 36,176 (Gain) loss on assets held for sale (86) — 7,477 — Other (a) 8,888 692 11,058 799 Pre-tax adjustments to net income 26,830 14,379 97,440 54,220 Tax effect (6,708) (3,595) (24,360) (13,555) Adjusted net income $ 161,047 $ 231,586 $ 762,979 $ 954,099 Weighted-average diluted common shares outstanding 38,251 41,960 39,328 44,280 Net income per diluted share $ 3.63 $ 5.18 $ 17.27 $ 20.30 Adjusted net income per diluted share $ 4.21 $ 5.52 $ 19.40 $ 21.55 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

34© Atkore Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Consolidated Atkore Inc. (in thousands, except per share data) Three Months Ended September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 Net income $ 140,925 $ 220,802 $ 202,561 $ 54,241 $ 45,997 Stock-based compensation 3,001 3,065 2,889 3,762 2,862 Intangible asset amortization 15,027 10,622 8,581 8,052 8,598 Gain on purchase of business — — — — (7,384) Loss on extinguishment of debt — — — 273 — (Gain) loss on assets held for sale (86) — — — — Other (a) 8,888 692 (8,149) (9,029) (712) Pre-tax adjustments to net income 26,830 14,379 3,321 3,058 3,364 Tax effect (6,708) (3,595) (830) (765) (824) Adjusted net income $ 161,047 $ 231,586 $ 205,052 $ 56,534 $ 48,537 Weighted-average diluted common shares outstanding 38,251 41,960 46,682 47,925 47,845 Net income per diluted share $ 3.63 $ 5.18 $ 4.26 $ 1.11 $ 0.94 Adjusted net income per diluted share $ 4.21 $ 5.52 $ 4.39 $ 1.18 $ 1.01 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, certain legal matters, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

Adjusted Diluted EPS Reconciliation

(Adjusted Net Income Per Diluted Share)

Consolidated Atkore Inc.

(in thousands, except per share data)	Fiscal Year Ended September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 689,899	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Stock-based compensation	21,101	17,245	17,047	13,064	11,798	14,664	12,788
Intangible asset amortization	57,804	36,176	33,644	32,262	32,876	32,104	22,407
Gain on purchase of business	—	—	—	—	(7,384)	(27,575)	—
Loss on extinguishment of debt	—	—	4,202	273	—	—	9,805
(Gain) loss on assets held for sale	7,477	—	—	—	—	—	—
Gain on sale of joint venture	—	—	—	—	—	—	(5,774)
Other [(a)]	11,058	799	(20,012)	(6,712)	7,501	(639)	(2,696)
Pre-tax adjustments to net income	97,440	54,220	34,881	38,887	44,791	18,554	36,530
Tax effect	(24,360)	(13,555)	(8,720)	(9,722)	(10,974)	(4,824)	(11,470)
Adjusted net income	$ 762,979	$ 954,099	$ 614,018	$ 181,467	$ 172,868	$ 150,375	$ 109,699
Weighted-average diluted common shares outstanding	39,328	44,280	47,306	48,044	47,777	54,089	66,554
Net income per diluted share	$ 17.27	$ 20.30	$ 12.19	$ 3.10	$ 2.83	$ 2.48	$ 1.27
Adjusted net income per diluted share	$ 19.40	$ 21.55	$ 12.98	$ 3.78	$ 3.62	$ 2.78	$ 1.65

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, certain legal matters, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

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36© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three Months Ended Fiscal Year Ended (in thousands) September 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Net income $ 140,925 $ 220,802 $ 689,899 $ 913,434 Income tax expense 39,537 66,557 160,391 290,186 Depreciation and amortization 30,853 23,947 115,524 84,415 Interest expense, net 8,588 9,000 35,232 30,676 (Gain) loss on assets held for sale (86) — 7,477 — Stock-based compensation 3,001 3,065 21,101 17,245 Transaction costs 35 150 968 3,424 Other (a) 9,125 1,564 11,535 2,410 Adjusted EBITDA $ 231,978 $ 325,085 $ 1,042,127 $ 1,341,790 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

37© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three Months Ended (in thousands) September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 Net income $ 140,925 $ 220,802 $ 202,561 $ 54,241 $ 45,997 Income tax expense 39,537 66,557 65,222 20,584 16,105 Depreciation and amortization 30,853 23,947 20,082 18,946 18,286 Interest expense, net 8,588 9,000 8,139 9,457 12,196 Restructuring charges — — — (55) 623 Stock-based compensation 3,001 3,065 2,889 3,762 2,862 Loss on extinguishment of debt — — — 273 — Gain on purchase of a business — — — — (7,384) (Gain) loss on assets held for sale (86) — — — — Transaction costs 35 150 21 17 837 Other (a) 9,125 1,564 (5,983) (9,029) (712) Adjusted EBITDA $ 231,978 $ 325,085 $ 292,931 $ 98,196 $ 88,810 Net Sales $ 869,889 $ 1,028,986 $ 923,731 $ 477,420 $ 501,710 Adjusted EBITDA Margin 26.7% 31.6% 31.7% 20.6% 17.7% (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

	Three Months Ended							
(in thousands)	September 30, 2023	June 30, 2023	March 31, 2023	December 30, 2022	September 30, 2022	June 24, 2022	March 25, 2022	December 24, 2021
Net income	$ 140,925	$ 201,289	$ 174,194	$ 173,492	$ 220,802	$ 254,313	$ 233,259	$ 204,843
Income tax expense	39,537	18,931	53,364	48,559	66,557	88,041	78,613	56,976
Depreciation and amortization	30,853	30,105	28,598	25,967	23,947	20,428	19,993	20,047
Interest expense, net	8,588	8,682	8,475	9,488	9,000	7,243	7,514	6,918
Stock-based compensation	3,001	5,966	6,863	5,270	3,065	4,625	6,128	3,427
(Gain) loss on assets held for sale	(86)	3,919	3,658	(14)	(1)	—	18	20
Certain legal matters	—	—	—	—	(300)	—	—	—
Transaction costs	35	(163)	257	839	150	1,708	789	777
Other (a)	9,125	1,533	633	244	1,864	1,172	(365)	2
Adjusted EBITDA	$ 231,978	$ 270,262	$ 276,041	$ 263,845	$ 325,084	$ 377,530	$ 345,949	$ 293,010
Net Sales	$ 869,889	$ 919,117	$ 895,934	$ 833,821	$ 1,028,986	$ 1,061,590	$ 980,983	$ 840,801
Adjusted EBITDA Margin	26.7 %	29.4 %	30.8 %	31.6 %	31.6 %	35.6 %	35.3 %	34.8 %

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, restructuring charges, and related forward currency derivatives.

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Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands)	Fiscal Year Ended September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 689,899	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Income tax expense	160,391	290,186	192,144	49,696	45,618	29,707	41,486
Depreciation and amortization	115,524	84,415	78,557	74,470	72,347	66,890	54,727
Interest expense, net	35,232	30,676	32,899	40,062	50,473	40,694	26,598
Restructuring charges	—	—	—	3,284	3,804	1,849	1,256
Stock-based compensation	21,101	17,245	17,047	13,064	11,798	14,664	12,788
Loss on extinguishment of debt	—	—	4,202	273	—	—	9,805
Gain on purchase of a business	—	—	—	—	(7,384)	—	—
Gain on sale of a business	—	—	—	—	—	(27,575)	—
Gain on sale of joint venture	—	—	—	—	—	—	(5,774)
(Gain) loss on assets held for sale	7,477	—	—	—	—	—	—
Certain legal matters	—	—	—	—	—	—	7,551
Transaction costs	968	3,424	667	196	1,200	9,314	4,779
Other [(a)]	11,535	2,410	(15,826)	(6,712)	7,501	(639)	(10,247)
Adjusted EBITDA	$ 1,042,127	$ 1,341,790	$ 897,547	$ 326,635	$ 324,408	$ 271,549	$ 227,608
Net Sales	$ 3,518,761	$ 3,913,949	$ 2,928,014	$ 1,765,421	$ 1,916,538	$ 1,835,139	$ 1,503,934
Adjusted EBITDA Margin	29.6 %	34.3 %	30.7 %	18.5 %	16.9 %	14.8 %	15.1 %

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, restructuring charges, and related forward currency derivatives.

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40© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. TTM Three Months Ended (in thousands) September 30, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 30, 2022 Net income $ 689,899 $ 140,925 $ 201,288 $ 174,194 $ 173,492 Interest expense, net 35,232 8,588 8,682 8,475 9,488 Income tax expense 160,391 39,537 18,931 53,364 48,559 Depreciation and amortization 115,524 30,853 30,105 28,598 25,967 (Gain) loss on assets held for sale 7,477 (86) 3,919 3,658 (14) Stock-based compensation 21,101 3,001 5,966 6,863 5,270 Transaction costs 968 35 (163) 257 839 Other (a) 11,535 9,125 1,533 633 244 Adjusted EBITDA $ 1,042,127 $ 231,978 $ 270,262 $ 276,041 $ 263,845 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

41© Atkore Total Debt to Net Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 September 30, 2018 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ 26,561 Long-term debt 762,687 760,537 758,386 803,736 845,317 877,686 Total debt 762,687 760,537 758,386 803,736 845,317 904,247 Less cash and cash equivalents 388,114 388,751 576,289 284,471 $ 123,415 126,662 Net debt $ 374,573 $ 371,786 $ 182,097 $ 519,265 $ 721,902 $ 777,585 TTM Adjusted EBITDA (a) $ 1,042,127 $ 1,341,790 $ 897,547 $ 326,635 $ 324,408 $ 271,549 Total debt/TTM Adjusted EBITDA 0.7 x 0.6 x 0.8 x 2.5 x 2.6 x 3.3 x Net debt/TTM Adjusted EBITDA 0.4 x 0.3 x 0.2 x 1.6 x 2.2 x 2.9 x (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to Form 8-K filed on November 17, 2023, November 18, 2022, November 18, 2021, November 19, 2020, November 22, 2019 and November 28, 2018.

42© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Fiscal Year Ended (in thousands) September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 September 30, 2018 Net cash provided by operating activities $ 807,634 $ 786,835 $ 572,902 $ 248,762 $ 209,694 $ 145,703 Capital expenditures (218,888) (135,776) (64,474) (33,770) (34,860) (38,501) Free Cash Flow: $ 588,746 $ 651,059 $ 508,428 $ 214,992 $ 174,834 $ 107,202

43© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted B Billion Capex Capital Expenditures DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPS Earnings Per Share Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year GGAM Government Grant Accounting Model HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering Abbreviation Description LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Quarter Q2 Second Quarter Q3 Third Quarter Q4 Fourth Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar YE Year End YTD Year to Date

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